Exhibit 4.1

NUMBER
FBRC
FBR
SHARES
COMMON STOCK
FBR & CO.
A CORPORATION ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA
CUSIP 30247C 40 0
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that
is the registered owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF
FBR & CO.
the above-named Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
Chairman, President and Chief Executive Officer
FBR & CO.
CORPORATE
SEAL
VIRGINIA
Secretary
CERTIFICATE OF STOCK
© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960
Countersigned and Registered:
American Stock Transfer & Trust Company, LLC
(Brooklyn, NY)
Transfer Agent and Registrar
By
Authorized Signature

FBR & CO.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). ANY SUCH REQUESTS SHOULD BE ADDRESSED IN WRITING TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants in
	common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares
of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                      20

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.